As filed with the Securities and Exchange Commission on December 5, 2008.

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

FILE NUMBER 811-5968

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. __)

[X] Filed by the Registrant

[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

JOHN HANCOCK MUNICIPAL SECURITIES TRUST (Name of Registrant as Specified in Its Charter) JOHN HANCOCK HIGH YIELD MUNICIPAL BOND FUND (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or

14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

December 5, 2008

John Hancock Municipal Securities Trust (the “Trust”)
John Hancock High Yield Municipal Bond Fund (the “Fund”)

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in the Fund. You are being asked to vote on a proposed change to the Fund’s fundamental investment policy with respect to its investment in municipal debt securities. This change will give the Fund more investment flexibility, but is not expected to have a material impact on its investment operations.

This Change Offers You These Advantages

This proposal has the potential to benefit shareholders in three key ways:

Greater investment flexibility will increase the Fund’s investment universe and may expand the number of investment opportunities it has available.

With an enhanced ability to invest in lower-rated and un-rated securities, the Fund will have the potential to generate a more competitive yield for shareholders.

Any future changes to the Fund’s investment policies and name will require Board approval and not shareholder approval, providing oversight that saves shareholders the time and expense associated with a proxy vote.

We Need Your Vote of Approval

After careful consideration, the Board has unanimously approved the proposal and recommends that shareholders vote “FOR” its approval, but the final approval requires your vote. The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details about the proposal.

To consider and vote on this proposed change, a Special Meeting of Shareholders of the Fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on January 28, 2009, at 2:00 p.m., Eastern Time (the “Meeting”). You will find a detailed explanation of the proposal in the enclosed proxy materials. We encourage you to read the attached materials in their entirety.

Your Vote Matters!

You are being asked to approve this proposal. No matter how large or small your Fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling the number listed on your proxy card, via mail by returning the enclosed voting card or via the Internet by visiting www.jhfunds.com/proxy.

I am confident that the proposed change will help us better serve all of the Fund’s shareholders. If you have questions, please call a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 a.m. and 7:00 p.m., Eastern Time. I thank you for your time and your prompt vote on these matters.

Sincerely, /s/ Keith F. Hartstein Keith F. Hartstein President and Chief Executive Officer

John Hancock Funds, LLC, 601 Congress Street, Boston, MA 02210, Member FINRAtJohn Hancock Investment Management Services, LLCtJohn Hancock Signature Services, Inc.

JOHN HANCOCK MUNICIPAL SECURITIES TRUST (the “Trust”)
John Hancock High Yield Municipal Bond Fund (the “Fund”)
601 Congress Street
Boston, Massachusetts 02210

Notice of Special Meeting of Shareholders

To the Shareholders of the Fund:

Notice is hereby given that a Special Meeting of Shareholders of the Fund will be held at 601 Congress Street, Bos-ton, Massachusetts 02210, on January 28, 2009 at 2:00 p.m., Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Meeting will be held for the following purposes:

1.	Approval of a revised fundamental investment policy concerning tax-exempt investments; and

2.	Any other business that may properly come before the Meeting.

The Board recommends that shareholders vote “FOR” the proposal. Each shareholder of record at the close of business on November 19, 2008 is entitled to receive notice of and to vote at the Meeting.

Sincerely, Thomas M. Kinzler Secretary

December 5, 2008
Boston, Massachusetts

i

Your vote is important — Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
(ii)	following the touch-tone telephone voting instructions found below; or
(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card.

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card handy.

Call the toll-free number indicated on your proxy card.

Enter the control number found on the front of your proxy card. Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card handy.

Go to the Web site on the proxy card.

Enter the “control number” found on your proxy card.

Follow the instructions on the Web site. Please call the toll-free number indicated on your proxy card if you have any problems.

ii

JOHN HANCOCK MUNICIPAL SECURITIES TRUST
(THE “TRUST”)

JOHN HANCOCK HIGH YIELD MUNICIPAL BOND FUND
(THE “FUND”)

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 28, 2009

TABLE OF CONTENTS

INTRODUCTION...............................................................................................................................................................	1
PROPOSAL — APPROVAL OF AMENDED FUNDAMENTAL INVESTMENT POLICY....................................	2
SHAREHOLDERS AND VOTING INFORMATION....................................................................................................	3
OTHER MATTERS...........................................................................................................................................................	5
APPENDIX A — OUTSTANDING SHARES AND SHARE OWNERSHIP.............................................................	A–1

iii

JOHN HANCOCK MUNICIPAL SECURITIES TRUST
(the “Trust”)

JOHN HANCOCK HIGH YIELD MUNICIPAL BOND FUND
(the “Fund”)
601 Congress Street
Boston, Massachusetts 02210

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 28, 2009

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of the Trust of proxies to be used at a Special Meeting of shareholders of the Fund to be held at 601 Congress Street, Bos-ton, Massachusetts 02210, on January 28, 2009 at 2:00 p.m., Eastern Time (the “Meeting”). Pursuant to the Trust’s Agreement and Declaration of Trust, the Board has designated November 19, 2008 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of the Fund held. This Proxy Statement is first being sent to shareholders on or about December 5, 2008.

The Trust is an open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Trust as of the Record Date were divided into the two series, the Fund and John Hancock Tax-Free Bond Fund (which is not included in this proxy statement).

Investment Management. John Hancock Advisers, LLC (“JHA” or the “Adviser”) serves as investment adviser for the Trust and the Fund. Pursuant to an investment advisory agreement with the Trust, the Adviser is responsible for, among other things, administering the business and affairs of the Fund and selecting, contracting with, compensating and monitoring the performance of the investment subadviser that manages the investment and reinvestment of the assets of the Fund pursuant to a subadvisory agreement with the Adviser. JHA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). MFC Global Investment Management (U.S.), LLC, the subadviser to the Fund (the “Subadviser”), is also registered as an investment adviser under the Advisers Act.

The Distributor. John Hancock Funds, LLC (the “Distributor”) serves as the Fund’s distributor.

The offices of JHA and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

PROPOSAL — APPROVAL OF AMENDED FUNDAMENTAL INVESTMENT POLICY

Introduction

The Fund has adopted investment policies. Investment policies that can only be changed by a vote of shareholders are considered “fundamental.” In accordance with Rule 35d-1 under the 1940 Act, the Fund has a fundamental policy with respect to investing in tax-exempt debt securities. This proposal (the “Proposal”) seeks approval to amend the Fund’s fundamental policy to give it the flexibility permitted under the 1940 Act to change the Fund’s credit quality criteria with Board approval.

Shareholders of the Fund are being asked to approve an amendment to the Fund’s fundamental policy with respect to investing in tax-exempt debt securities.

Pursuant to Rule 35d-1 under the 1940 Act, if a fund’s name suggests that the fund’s distributions are tax-exempt, the fund must adopt a fundamental investment policy to invest, under normal circumstances, at least 80% of its assets in investments the income from which is exempt, as applicable, from federal and/or state income tax.

As stated in its Statement of Additional Information (“SAI”), as a current fundamental policy, the Fund:

invests, in normal circumstances, at least 80% of its total assets in municipal bonds rated, at the time of pur-
chase, from “A” to “Ba” by Moody’s Investor Services, Inc.; or from “A” to “BB” by Standard and Poor’s Ratings
Group and Fitch Investment Services, or, if unrated, that are of comparable quality as determined by the Sub-
adviser. Municipal Bonds rated lower than “Ba” or “BB” may be bought by the Fund. However, the Fund will limit its investments in such securities to not more than 5% of its total assets at the time of purchase. The
Fund may invest in Municipal Bonds with ratings as low as “CC” by S&P or “Ca” by Moody’s, but will invest in securities rated lower than “Ba” or “BB” only where, in the opinion of the Subadviser, the rating does not accurately reflect the true quality of the credit of the issuer and the quality of such securities is comparable to that of securities rated at least “Ba” or “BB.”

It is proposed that this fundamental investment policy be restated as follows:

The Fund normally invests at least 80% of its Assets in Municipal Bonds. “Assets” is defined as net assets plus the amount of any borrowings for investment purposes.

It also is proposed that the following non-fundamental investment policy be added to the Fund’s prospectus as follows:

Under normal conditions, the Fund’s investment adviser will primarily invest in medium and lower quality municipal securities, those rated, at the time of purchase, “A” and below by
Moody’s Investor Services, Standard & Poor’s and Fitch, or their unrated equivalents. However, the Fund will limit its investments in such securities rated lower than “B” to not more than 5%
of its total assets at the time of purchase.

Discussion of Proposal. In its current form, this policy complies with Rule 35d-1, but it also requires the Fund to seek shareholder approval to change the credit quality standards stated in the policy. Since neither Rule 35d-1 nor any other provision of the 1940 Act or the rules thereunder requires the Fund to maintain a fundamental policy with respect to the credit quality of its investments, management of the Fund has proposed, and the Board has agreed, to revise this policy to give the Adviser and the Subadviser the flexibility to change the credit quality standards with Board approval. The revision of this policy is not expected to result in a material change to the Fund’s investment operations. However, it does provide the Adviser with greater investment flexibility which will expand the Fund’s investment universe and may increase the number of investment opportunities. Also, the Fund’s ability to invest in lower-rated securities may help generate a more competitive yield.

Since the Fund’s name suggests that the Fund will invest principally in lower-rated securities, in accordance with Rule 35d-1, the Fund would have a non-fundamental policy to invest primarily in mid- and lower-rated securities, but the Fund’s name, as well as its investment policy, can be amended in the future with Board approval, and (assuming the Proposal is approved) without shareholder approval. Therefore, it is proposed that the fundamental investment restriction, in normal circumstances, to hold 80% of its total assets in municipal bonds rated, at the time of purchase, from “A” to “Ba/BB,” be eliminated.

In connection with the Proposal, the requirement that the Fund limit its investments in securities rated lower than “Ba/BB” to 5% of total assets and that the Fund may invest in municipal bonds with ratings as low as “CC” by S&P or “Ca” by Moody’s, but will invest in securities rated lower than “Ba” or “BB” where, in the opinion of the Subad-viser, the rating does not accurately reflect the true quality of the credit of the issuer and the quality of such securities is comparable to that of securities rated at least “Ba” or “BB” will be eliminated.

The Proposal will permit the Fund to invest in debt securities rated lower than Baa/BBB, including unrated securities. While normally offering higher yields, debt securities rated lower than Baa or BBB by Moody’s, S&P or Fitch, respectively, and unrated securities of comparable quality generally have the following risks: (1) substantial market price volatility; (2) changes in credit status, including weaker overall credit condition of issuers and risks of default; and (3) industry, market and economic risks, including limited liquidity and secondary market support. Lower rated debt securities may have an increased vulnerability to default, may be financially distressed and may be dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Many of these securities are considered to be speculative investments. The reduced availability of reliable, objective data may increase the Fund’s reliance on management’s judgment in valuing high yield high risk bonds.

The Board has concluded that the proposed amendment to the Fund’s fundamental investment policy is appropriate and will benefit the Fund and its shareholders. The Board unanimously recommends that shareholders of the Fund approve the proposed amendment to its fundamental investment policy.

If approved by shareholders of the Fund, the amended fundamental investment policy will become effective when the Fund’s SAI is revised or supplemented to reflect the amendment. If this proposed amendment is not approved by the Fund’s shareholders, the current fundamental investment policy will remain in effect, and the proposed non-fundamental policy relating to the credit quality of the Fund’s investment will not take effect.

Required Vote

Approval of the Proposal will require the affirmative vote of a “Majority of the Outstanding Voting Securities of the Fund,” as defined below.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or

(2)	more than 50% of the outstanding voting securities of the Fund.

SHAREHOLDERS AND VOTING INFORMATION

Shares of the Fund are offered to the public, including various institutional investors.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of any class of the outstanding shares of the Fund is presumed to “control” that class of shares of the Fund. Shares are generally deemed to be ben-eficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of any class of shares of the Fund will be presumed to control that class of shares of the Fund.

Information as to the number of shares outstanding for the Fund, and share ownership of the Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the Fund by calling 1-800-225-5291 (TDD — 1-800-554-6713) or by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: submitting to the Trust a written notice of revocation or a subsequently executed proxy; by calling the toll-free telephone number; or attending the Meeting and voting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the Proposal.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of the Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities of the Fund is required to approve the Proposal.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the Fund’s shares cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker “Non-Votes.” If a proxy is marked with an abstention or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum but will not be counted as votes cast with respect to the Proposal. Therefore, with respect to the Proposal, which requires for its approval a Majority of the Outstanding Voting Securities, abstentions and broker non-votes have the same effect as a vote “against” the Proposal.

Fund Voting. Shares of the Fund will vote in the aggregate and not separately by class of shares with respect to the Proposal.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of the Trust; by personnel of the Fund’s investment adviser, JHA, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Fund at a cost of approximately $3,500. The Fund will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Adviser, the transfer agent or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in the Trust’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the Trust’s Voice Response Unit to vote by taking the following steps:

t	Read the Proxy Statement and have your proxy card at hand.
t	Call the toll-free-number located on your proxy card.
t	Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

To vote via the Internet:

t	Read the proxy statement and have your proxy card(s) at hand.
t	Go to the Web site on the proxy card.
t	Enter the “control number” found on your proxy card.
t	Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.
t	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

December 5, 2008
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE.

PROXY STATEMENT OF
JOHN HANCOCK MUNICIPAL SECURITIES TRUST
John Hancock High Yield Municipal Bond Fund

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 28, 2009

APPENDIX A OUTSTANDING SHARES AND SHARE OWNERSHIP

High Yield Municipal Bond Fund

Outstanding Shares of the Fund

As of November 19, 2008 (the “Record Date”), the number of shares of beneficial interest of the fund outstanding were as follows:

Fund				Shares Outstanding
Class A				12,098,412
Class B				1,016,732
Class C				2,846,067
Total				15,961,211

Ownership of Shares of the Fund
				RECORD
Names and Addresses of				OR
Owners of More Than 5% of Shares	Class A	Class B	Class C	BENEFICIAL

Citigroup Global Markets Inc.	5.09%	—	—	BENEFICIAL
Attn: Cindy Tempesta
333 West 34th Street, 7th Fl
New York, NY 10001-2402
First Clearing LLC	5.22%	—	—	BENEFICIAL
WBNA Collateral Account
FBO Peter DePaul Combined
1750 Walton Road
Blue Bell, PA 19422-2303
MLPF& S for the	9.38%	14.90%	31.08%	BENEFICIAL
Sole Benefit of its Customers
Attn: Fund Administration
4800 Deerlake Drive East 2nd Fl
Jacksonville, FL 32246-6484
Charles Schwab & Co Inc	10.95%	—	—	BENEFICIAL
Mutual Funds Dept
101 Montgomery Street
San Francisco CA 94104-4151

A-1

BLANK PAGE

John Hancock Funds, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805
1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts	590PX 12/08
Retirement Plans

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!
And now you can Vote your Proxy on the
PHONE or the INTERNET.

It saves Money! Telephone and Internet
voting saves postage costs. Savings which
can help minimize fund expenses.

It saves Time! Telephone and Internet
voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at
hand.

2. Call toll-free 1-866-241-6192 or go to
website: www.jhfunds.com/proxy

3. Enter the 14-digit number located in the
shaded box from your Proxy Card.

4. Follow the recorded or on-screen
directions.

5. Do not mail your Proxy Card when you
vote by phone or Internet.

Please detach at perforation before mailing.

The undersigned hereby appoint(s) Keith F. Hartstein, Thomas M. Kinzler and Gordon Shone, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210, on January 28, 2009, at 2:00 p.m. (Eastern time), and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

Note: Signature(s) should be exactly as name or names appearing this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

	FOR	AGAINST	ABSTAIN
1. To approve a revised fundamental investment policy concerning tax-exempt investments.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Computershare proxydirect

John Hancock®

MUTUAL FUNDS

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on 1/28/2009 2:00:00 PM ET to submit new voting instructions.

This is a summary of your voting instructions for the High Yield Municipal Bond Fund. You may print this page for your records.

Print Page

Instructions submitted on 12/3/2008 11:59:33 AM [ET]

Vote Another Card or Exit

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote.

E-mail:

Confirm E-mail:

Send E-mail

JOHN HANCOCK FUNDS/WO#19563: TOUCH-TONE TELEPHONE VOTING SCRIPT
"HIGH YIELD MUNICIPAL BOND FUNDS"
CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
EXPECTED MAIL DATE: xx/xx/xxxx
MEETING DATE: January 28, 2009
TEST CONTROL NUMBER (s): 563 99999 001 001
TEST SECURITY CODE: 9999 9999

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192 , THE SHAREHOLDER WILL HEAR:
"Welcome! Please enter the 14 digit number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
To proceed, please enter the 8 digit code located in the unshaded box on your proxy card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Special Meeting of Shareholders of the John Hancock High Yield Municipal Bond Fund."

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:
"To hear how you have voted, press 1." "To cancel your vote, press 2."	"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "You have voted as THE BOARD RECOMMENDED."
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:
"Your vote has been canceled." "To enter another vote, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:
"Your vote has been saved." "To enter another vote, press 1 now." "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

OPTION 2:	IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

****The shareholder will only be prompted to vote on the proposals that apply to the fund(s) that they own.***
"Proposal 1 :	To vote FOR, press 1.	AGAINST, press 9	ABSTAIN, press 0

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled." "To enter another vote, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved." "To enter another vote, press 1 now." "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.